Vanguard International Dividend Growth Fund

Supplement to the Prospectus and Summary Prospectus Dated November 1, 2023

Subscription Period

Vanguard International Dividend Growth Fund ("Fund") will hold a subscription period from November 1, 2023 through November 14, 2023. During this period, the Fund will invest in money market instruments or hold its assets in cash rather than seek to achieve its investment objective. This strategy should allow the Fund to accumulate sufficient assets to construct a complete portfolio and is expected to reduce initial trading costs.

The Fund reserves the right to terminate or extend its subscription period prior to November 14, 2023.

During the subscription period, you may invest in the Fund online (if you are registered for online access) or you may contact Vanguard by telephone or by mail to complete this transaction. Please see the Investing With Vanguard section of the prospectus for more details about requesting transactions.

© 2023 The Vanguard Group, Inc. All rights reserved.	PS V021A 112023
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